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                                                               Exhibit No. 10.8


          AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         Amendment No. 1 to the Amended and Restated Employment Agreement dated as of May 30, 1996 between IPC, Inc. (formerly named Ivex Packaging Corporation) ("Ivex" or the "Company") and George V. Bayly (the "Executive").

         The Executive and the Company are parties to an Amended and Restated Employment Agreement, dated as of May 30, 1996 (the "Employment Agreement"). The Executive and the Company wish to amend the Employment Agreement.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree to amend the Employment Agreement as follows:

         Section 1.   Definitions.

         Except as otherwise defined in this Amendment No. 1, capitalized terms defined in the Employment Agreement are used herein as defined therein.

         Section 2.   Amendments.


         2.1 Section 2.1 of the Employment Agreement is hereby amended by deleting the first sentence of Section 2.1 thereof and by inserting the following language in lieu thereof:

             "The Company shall pay to the Executive an annual salary (the "Annual Salary") in accordance with the following schedule:
             $420,000 during the year ending December 31, 1996; $491,000 during the year ending December 31, 1997; $515,000 during the year ending December 31, 1998; $541,327 during the year ending December 31, 1999; and $568,393 during the year ending December 31, 2000."

         Section 3.   Miscellaneous.

         Except as herein provided, the Employment Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the date above written.

                                               IPC, INC. (formerly named
                                               IVEX PACKAGING CORPORATION)


                                               By:
                                                  ------------------------------




                                               ---------------------------------
                                                        George V. Bayly